Exhibit 99.906CERT

EXHIBIT (b)

CERTIFICATIONS PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Invesco Advantage Municipal Income Trust II (the “Company”) on Form N-CSR for the period ended August 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Glenn Brightman, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2025	/s/ Glenn Brightman
Glenn Brightman Principal Executive Officer

Exhibit 99.906CERT

EXHIBIT (b)

CERTIFICATIONS PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of Invesco Advantage Municipal Income Trust II (the “Company”) on Form N-CSR for the period ended August 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Adrien Deberghes, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2025	/s/ Adrien Deberghes
Adrien Deberghes Principal Financial Officer